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                                                                                                              Exhibit 99.1

MFB Corp.
Proforma Balance Sheet
As of March 31, 2004
(In thousands)
                                                                                    Sobieski
                                                            --------------------------------------------------------------
                                                                                                            Subsequent
                                                                                                              Balance
                                               MFB Corp.                                                       Sheet
                                               3/31/2004    3/31/2004   Adjustments (1) Adjusted 3/31/04   Adjustments (2)
                                               ---------------------------------------------------------------------------
 Assets
 Cash and due from financial institutions         $6,576      $2,619         -$547           $2,072              $3,179
 Interest - bearing deposits                      17,185       7,154             -            7,154              (3,821)
                                                --------------------------------------------------------------------------
      Total cash and cash equivalents             23,761       9,773          (547)           9,226                (642)
 Securities available for sale                    34,021      27,759             -           27,759               6,014
 Other Investments                                10,580       1,997             -            1,997                  20
 Loans held for sale                               2,902         298             -              298               2,813
 Loans receivable                                331,861      62,516        (2,174)          60,342             (12,785)
     Less: allowance for loan losses              (5,320)     (2,232)        1,617             (615)                152
                                                --------------------------------------------------------------------------
         Loans receivable, net                   326,541      60,284          (557)          59,727             (12,633)
 Accrued interest receivable                       1,470         393             -              393                  69
 Premises and equipment, net                      14,670       2,687           (82)           2,605                (230)
 Cash surrender value of life insurance            5,337         148          (148)               -                   -
 Repossessed assets                                    -       2,285        (2,285)               -                   -
 Goodwill and other intangible assets                  -           -             -                -                   -
 Other assets                                      7,252       3,242        (2,210)           1,032                (565)
                                                --------------------------------------------------------------------------
 Total Assets                                    426,534     108,866        (5,829)         103,037              (5,154)
                                                ==========================================================================

 Liabilities and Shareholders' Equity
 Liabilities
      Total deposits                             289,203      69,845             -           69,845                (748)
 FHLB advances                                    97,990      33,100             -           33,100                   -
 Other liabilities                                 3,975       1,245           (95)           1,150                  13
                                                --------------------------------------------------------------------------
    Total liabilities                            391,168     104,190           (95)         104,095                (735)
    Total shareholders' equity                    35,366       4,676        (5,734)          (1,058)             (4,419)
                                                --------------------------------------------------------------------------
 Total Liabilities and Shareholders' Equity     $426,534    $108,866       ($5,829)        $103,037             ($5,154)
                                                ==========================================================================


[TABLE CONTINUED ON FOLLOWING PAGE]



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[TABLE CONTINUED FROM PREVIOUS PAGE]
                                                 Sobieski
                                               -----------    Purchase       Pro Forma
                                                 Adjusted    Adjustments   Balance Sheet
                                               -----------------------------------------
 Assets
 Cash and due from financial institutions         $5,251          $0         $11,827
 Interest - bearing deposits                       3,333        (522) (3)     19,996
                                               --------------------------------------
      Total cash and cash equivalents              8,584        (522) (3)     31,823
 Securities available for sale                    33,773           -          67,794
 Other Investments                                 2,017           -          12,597
 Loans held for sale                               3,111           -           6,013
 Loans receivable                                 47,557       3,420  (4)    382,838
     Less: allowance for loan losses                (463)          -          (5,783)
                                               --------------------------------------
         Loans receivable, net                    47,094       3,420  (4)    377,055
 Accrued interest receivable                         462           -           1,932
 Premises and equipment, net                       2,375       1,076  (5)     18,121
 Cash surrender value of life insurance                -           -           5,337
 Repossessed assets                                    -           -               -
 Goodwill and other intangible assets                  -       5,091  (6)      5,091
 Other assets                                        467          51  (7)      7,770
                                               --------------------------------------
 Total Assets                                     97,883       9,116         533,533
                                               ======================================

 Liabilities and Shareholders' Equity
 Liabilities
      Total deposits                              69,097       1,000  (8)    359,300
 FHLB advances                                    33,100       2,639  (9)    133,729
 Other liabilities                                 1,163           -           5,138
                                               --------------------------------------
    Total liabilities                            103,360       3,639         498,167
    Total shareholders' equity                    (5,477)      5,477          35,366
                                               --------------------------------------
 Total Liabilities and Shareholders' Equity      $97,883      $9,116        $533,533
                                               ======================================

Footnote references

(1) To remove balances not acquired in the transaction based on March 31, 2004 balances.
(2) To reflect changes in Sobieski's balance sheet from April 1, 2004 through the purchase date and to reflect additional balances not acquired in the transaction.
(3)  Estimated cash paid to Sobieski under purchase agreement
(4)  To adjust acquired loans to estimated fair market value
(5)  To adjust acquired premises and equipment to estimated fair market value
(6) To recognize goodwill of approximately $2.3 million, core deposit intangible of $1.6 million and customer relationship intangible of $1.2 million.
(7)  To adjust acquired mortgage servicing rights to estimated fair market value
(8)  To adjust acquired time deposits to estimated fair market value.
(9) To adjust acquired Federal Home Loan Bank advances to estimated fair market value.



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                                                    Proforma Income Statement
                                                          For YE 9-30-03

MFB Corp.
Proforma Income Statement
Year Ending September 30, 2003
(In thousands, except for per share data)

                                                      MFB Corp.      Sobieski                        Purchase       Pro Forma
                                                      9/30/2003      9/30/2003    Adjustments (1) Adjustments (2)     Income
Interest Income

   Loans receivable, including fees                     $20,641         $5,362            $0          ($598)         $25,405
   Securities                                             1,951          1,056             -              -            3,007
   Other interest income                                    341            118             -              -              459
                                                      -------------------------------------------------------------------------
       Total Interest Income                             22,933          6,545             -           (598)          28,880
Interest Expense                                                                                                           -
   Deposits                                               5,800          2,513             -           (766)           7,547
   FHLB advances and other borrowings                     6,444          2,011             -           (802)           7,653
                                                      -------------------------------------------------------------------------
     Total interest expense                              12,244          4,524             -         (1,568)          15,200
                                                      -------------------------------------------------------------------------
Net Interest Income                                      10,689          2,021             -            970           13,680
Provision for loan losses                                 1,110          1,461        (1,411)             -            1,160
                                                      -------------------------------------------------------------------------
Net interest income after provision for loan losses       9,579            560         1,411            970           12,520
Noninterest income                                                                                                         -
   Service charges and fees                               1,623            304             -              -            1,927
   Trust fee income                                         464                            -              -              464
   Insurance commissions                                    187                            -              -              187
   Net realized gains from sales of loans                 3,395            584             -              -            3,979
   Loan servicing fees, net of amortization of MSR         (940)          (165)            -              -           (1,105)
  Other income                                              297          1,029        (1,052)             -              274
                                                      -------------------------------------------------------------------------
     Total noninterest income                             5,026          1,752        (1,052)             -            5,726
Noninterest expense                                                                                                        -
   Salaries and employee benefits                         6,802          1,968             -              -            8,770
   Data processing                                          596            243             -              -              839
   Occupancy and equipment expense                        1,558            321             -             14            1,893
   Other expense                                          2,578          1,530          (255)           582            4,435
                                                      -------------------------------------------------------------------------
     Total noninterest expense                           11,534          4,062          (255)           596           15,937
Income before income taxes                                3,071         (1,750)          614            374            2,309
Income tax expense                                          671           (356)          (94)           150              371
                                                      -------------------------------------------------------------------------
Net Income                                               $2,400        ($1,394)         $708           $224           $1,938
                                                      =========================================================================

Basic earnings per common share                           $1.87                                                        $1.51
Diluted earnings per common share                         $1.80                                                        $1.46

Weighted average shares outstanding for
   basic earnings per share                               1,286                                                        1,286
Weighted average shares outstanding for
   diluted earnings per share                             1,330                                                        1,330





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MFB Corp.
Proforma Income Statement
Six months ending March 31, 2004
(In thousands, except for per share data)

                                                                                                      Purchase           Proforma
                                                     MFB Corp.       Sobieski      Adjustments (1)   Adjustments (2)      Income
Interest Income
   Loans receivable, including fees                   $10,075          $1,963              $0             ($299)          $11,739
   Securities                                             801             573               -                 -             1,374
   Other interest income                                   97               7               -                 -               104
                                                ----------------------------------------------------------------------------------
       Total Interest Income                           10,973           2,543               -              (299)           13,217
Interest Expense                                                                                                                -
   Deposits                                             2,671           1,018               -              (383)            3,306
   FHLB advances and other borrowings                   2,747             976               -              (401)            3,322
                                                ----------------------------------------------------------------------------------
     Total interest expense                             5,418           1,994               -              (784)            6,628
                                                ----------------------------------------------------------------------------------
Net Interest Income                                     5,555             549               -               485             6,589
Provision for loan losses                                 500             428            (403)                                525
                                                ----------------------------------------------------------------------------------
Net interest income after provision for
   loan losses                                          5,055             121             403               485             6,064
Noninterest income                                                                                                              -
   Service charges and fees                             1,421             152               -                 -             1,573
   Trust fee income                                       257               -               -                 -               257
   Insurance commissions                                   92               -               -                 -                92
   Net realized gains from sales of loans                 545              42               -                 -               587
   Other Income                                           354            (748)            831                 -               437
                                                ----------------------------------------------------------------------------------
     Total noninterest income                           2,669            (554)            831                 -             2,946
Noninterest expense                                                                                                             -
   Salaries and employee benefits                       3,398           1,006               -                 -             4,404
   Data processing                                        277             171               -                 -               448
   Occupancy and equipment expense                      1,221             199               -                 7             1,427
   Other expense                                        1,758             849            (113)              291             2,785
                                                ----------------------------------------------------------------------------------
     Total noninterest expense                          6,654           2,225            (113)              298             9,064
Income before income taxes                              1,070          (2,658)          1,347               187               (54)
Income tax expense                                         98           1,106          (1,625)               75              (346)
                                                ----------------------------------------------------------------------------------
Net Income                                               $972         ($3,764)         $2,972              $112              $292
                                                ==================================================================================

Basic earnings per common share                         $0.75                                                               $0.22
Diluted earnings per common share                       $0.71                                                               $0.21

Weighted average shares outstanding for
    basic earnings per share                            1,303                                                               1,303
Weighted average shares outstanding for
    diluted earnings per share                          1,371                                                               1,371




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MFB Corp.
Proforma Income Statement
Six months ending March 31, 2003
(In thousands, except for per share data)

                                                                                            Purchase     Proforma
                                                      MFB Corp.   Sobieski  Adjustments(1) Adjustments (2) Income
Interest Income
   Loans receivable, including fees                     $10,575      $2,813          $0        ($299)     $13,089
   Securities                                             1,147         666           -            -        1,813
   Other interest income                                    143          21           -            -          164
                                                       ------------------------------------------------------------
       Total Interest Income                             11,865       3,500           -         (299)      15,066
Interest Expense                                                                                               -
   Deposits                                               3,003       1,345           -         (383)       3,965
   FHLB advances and other borrowings                     3,369       1,004           -         (401)       3,972
                                                       ------------------------------------------------------------
     Total interest expense                               6,372       2,349           -         (784)       7,937
                                                       ------------------------------------------------------------
Net Interest Income                                       5,493       1,151                      485        7,129
Provision for loan losses                                   900       1,004        (979)           -          925
                                                       ------------------------------------------------------------
Net interest income after provision for loan losses       4,593         147         979          485        6,204
Noninterest income                                                                                             -
   Service charges and fees                                 602          89           -            -          691
   Trust fee income                                         226           -           -            -          226
   Insurance commissions                                     84           -           -            -           84
   Net realized gains from sales of loans                 1,908         413           -            -        2,321
   Other Income                                             (95)      1,369      (1,299)           -          (25)
                                                       ------------------------------------------------------------
     Total noninterest income                             2,725       1,871      (1,299)           -        3,297
Noninterest expense                                                                                            -
   Salaries and employee benefits                         3,307         917           -            -        4,224
   Data processing expense                                  361         135           -            -          496
   Occupancy and equipment expense                          731         180           -            7          918
   Other expense                                          1,289         757        (145)         291        2,192
                                                       ------------------------------------------------------------
     Total noninterest expense                            5,688       1,989        (145)         298        7,830
Income before income taxes                                1,630          29        (175)         187        1,671
Income tax expense                                          399          27         (85)          75          416
                                                       ------------------------------------------------------------
Net Income                                               $1,231          $2        ($90)        $112       $1,255
                                                       ============================================================

Basic earnings per common share                           $0.95                                             $0.97
Diluted earnings per common share                         $0.92                                             $0.94

Weighted average shares outstanding for
   basic earnings per share                               1,298                                             1,298
Weighted average shares outstanding for
   diluted earnings per share                             1,335                                             1,335


Footnote references

(1)  To adjust Sobieski's  historical financial statements to remove the effects of certain transactions related to various  fraudulent  and  otherwise  unauthorized  loan matters.  Sobieski's  tax expense has been adjusted to approximate MFB's incremental effective tax rate.

(2)  Estimated impact of (amortization)/accretion of purchase accounting adjustments. The following table shows the estimated (amortization)/accretion of purchase accounting adjustments in thousands for the periods indicated.

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                                                     2 months ending            12 months ending
                                                         9/30/04        9/30/05     9/30/06     9/30/07      9/30/08      9/30/09
                                                     ---------------    ---------------------------------------------------------
Loan purchase accounting adjustment                       ($103)         ($593)      ($431)       ($374)       ($340)       ($304)
Time deposit purchase accounting adjustment                 178            705         117            -            -            -
Federal Home Loan Bank purchase accounting adjustment       157            802         547          457          378          149
Premises and equipment purchase accounting adjustment        (2)           (14)        (14)         (14)         (14)         (14)
Amortizable intangible assets                               (97)          (559)       (435)        (385)        (336)        (286)



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